Exhibit 10.3

ASSIGNMENT OF PURCHASE AGREEMENT

THIS ASSIGNMENT OF PURCHASE AGREEMENT is made and entered into as of this 31st day of December, 2014, by and between CARTER VALIDUS PROPERTIES II, LLC, a Delaware limited liability company (“Assignor”), and HCII-1800 PARK PLACE AVENUE, LLC, a Delaware limited liability company (“Assignee”).

RECITALS

A. Assignor is the Purchaser under that certain Amended and Restated Purchase Agreement made by and between Fort Worth Hospital Real Estate, LP, a Texas limited partnership as Seller, and Assignor as Purchaser, having an effective date of November 14, 2014 ( the “Agreement”) relative to certain Real Property, together with Improvements, Intangible Property and Personal Property (as defined in the Agreement) located or necessary for the operations at 1800 Park Place Avenue, Fort Worth, Texas (the “ Property”).

B. Assignor wishes to assign to Assignee all of its rights under the Agreement in return for Assignee’s agreement to assume all of Assignor’s obligations under the Agreement.

NOW, THEREFORE, for valuable consideration to Assignor in hand paid by Assignee, the receipt and sufficiency of which are hereby acknowledged by Assignor, the parties agree as follows:

Assignor does hereby sell, assign, transfer and deliver unto Assignee all of Assignor’s right, title and interest in and to the Agreement (including, without limitation, the rights of Assignor in all deposit monies paid by Assignor under the Agreement) regarding and relating to the Property which is the subject of the Agreement.

Assignee, by the acceptance hereof, hereby assumes all rights and obligations of Assignor as Purchaser under the Agreement and agrees to be bound by all of the terms and conditions of the Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first above written.

WITNESSES:	ASSIGNOR:

Carter Validus Properties II, LLC, a Delaware limited liability company

/s/ Anatalia Sanchez	By:	/s/ Lisa Collado
Print Name: Anatalia Sanchez

/s/ Miles Callahan	Date:
Print Name: Miles Callahan

WITNESSES:	ASSIGNEE:

HCII-1800 PARK PLACE AVENUE, LLC, a Delaware limited liability company

	By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, Its Sole Member

/s/ Anatalia Sanchez Print Name: Anatalia Sanchez		By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, Its General Partner

/s/ Miles Callahan			By: /s/ John E. Carter
Print Name: Miles Callahan			Name: John E. Carter
Its: CEO